UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — June 8, 2010 (June 3, 2010)

MDC PARTNERS INC.
(Exact name of registrant as specified in its charter)

Canada (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

45 Hazelton Ave., Toronto, Ontario, Canada M5R 2E3
(Address of principal executive offices and zip code)

(416) 960-9000
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of MDC Partners Inc. (the “Company”) was held on June 3, 2010 in New York, New York (the “Meeting”), at which time the matters described below were submitted to a vote of the Company’s shareholders.

The following persons were elected at the Meeting to serve as directors of the Company until the next annual meeting of shareholders, or until their earlier resignation or removal:

Director	Voted For	Withheld
Miles S. Nadal	19,018,060	23,000
Robert J. Kamerschen	19,024,100	16,960
Clare R. Copeland	18,707,063	333,997
Thomas N. Davidson	19,024,100	16,960
Scott L. Kauffman	19,024,100	16,960
Michael J.L. Kirby	18,707,201	333,859
Stephen M. Pustil	18,999,760	41,300

There were 8,781,998 non-votes.

Other matters voted upon at the Meeting and the results of such voting were as follows: The shareholders voted 22,157,609 in the affirmative, 94,389 withheld, with 5,571,060 non-votes, for the appointment of BDO Seidman, LLP as auditors of the Company for 2010.

For more information about the matters voted on at the Meeting, see the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 27, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 8, 2010	MDC Partners Inc.

	By:	/s/ Mitchell Gendel
Mitchell Gendel, General Counsel & Corporate Secretary